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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 9, 2000 included in Avistar Communications Corporation's Form S-1 for the year ended December 31, 1999 and to all references to our firm included in this registration statement.


                                       ARTHUR ANDERSEN LLP


San Jose, California
August 16, 2000




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